T. Rowe Price Short Duration Income Fund

Supplement to Prospectus and Summary Prospectus dated August 1, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Management” is supplemented as follows:

Effective March 31, 2026, Michael F. Reinartz will join Steven M. Kohlenstein and Cheryl A. Mickel as a co-portfolio manager of the fund and a cochair of the fund’s Investment Advisory Committee. Mr. Reinartz joined T. Rowe Price in 1996.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective March 31, 2026, Michael F. Reinartz will join Steven M. Kohlenstein and Cheryl A. Mickel as a co-portfolio manager of the fund and a cochair of the fund’s Investment Advisory Committee. Mr. Reinartz joined the Firm in 1996, and his investment experience dates from 2000. During the past five years, he has served as a portfolio manager.

The date of this supplement is March 16, 2026.

F1305-041 3/16/26